UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Furnished as Exhibit 99.1 and incorporated herein by reference herein in its entirety is a copy of a press release issued on November 30, 2010 by Energy XXI Gulf Coast, Inc. (the “Company”), the operating subsidiary of Energy XXI (Bermuda) Limited (“Energy XXI”), announcing that it intends, subject to market and other conditions, to privately offer $700 million principal amount of senior notes due 2017 (the “Notes”).

A copy of certain information contained in the preliminary offering memorandum dated November 30, 2010 relating to the proposed private offering of the Notes under the captions “Offering Memorandum Summary—Our Company,” “Offering Memorandum Summary—Exxon Acquisition,” “Offering Memorandum Summary—Recent Developments,” “Offering Memorandum Summary—Our Summary Historical Consolidated Financial Data,” “Offering Memorandum Summary—Exxon Properties Unaudited Summary Historical Consolidated Financial Data,” “Offering Memorandum Summary—Exxon Properties Summary Reserve and Historical Operating Data,” “Risk Factors” and “Our Properties” is attached as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9, respectively, to this report and is incorporated herein by reference.

Energy XXI is furnishing the information contained in this report, including the exhibits hereto, pursuant to Regulation FD as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless Energy XXI specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act.  By filing this report on Form 8-K and furnishing this information, Energy XXI makes no admission as to the materiality of any information in this report, including any exhibits hereto, or that any such information includes material investor information that is not otherwise publicly available.

The information contained in this report, including the information contained in the exhibits hereto, is intended to be considered in the context of Energy XXI’s SEC filings and other public announcements that Energy XXI or the Company may make, by press release or otherwise, from time to time. Energy XXI disclaims any current intention to revise or update the information contained in this report, including the information furnished in the exhibits hereto, although Energy XXI may do so from time to time as our management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in this report and any exhibit hereto is neither an offer to sell nor the solicitation of an offer to buy any of the Notes.  The Notes that the Company intends to offer will not be registered under the Securities Act, or applicable state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press release dated November 30, 2010.

99.2*	Information contained under the caption “Offering Memorandum Summary—Our Company” in the preliminary offering memorandum.

99.3*	Information contained under the caption “Offering Memorandum Summary—Exxon Acquisition” in the preliminary offering memorandum.

99.4*	Information contained under the caption “Offering Memorandum Summary—Recent Developments” in the preliminary offering memorandum.

99.5*	Information contained under the caption “Offering Memorandum Summary—Our Summary Historical Consolidated Financial Data” in the preliminary offering memorandum.

99.6*	Information contained under the caption “Offering Memorandum Summary—Exxon Properties Unaudited Summary Historical Consolidated Financial Data” in the preliminary offering memorandum.

99.7*	Information contained under the caption “Offering Memorandum Summary—Exxon Properties Summary Reserve and Historical Operating Data” in the preliminary offering memorandum.

99.8*	Information contained under the caption “Risk Factors” in the preliminary offering memorandum.

99.9*	Information contained under the caption “Our Properties” in the preliminary offering memorandum.

* Furnished pursuant to Regulation FD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Energy XXI (Bermuda) Limited

Date: November 30, 2010	By:	/s/ David West Griffin
David West Griffin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated November 30, 2010.

99.2*	Information contained under the caption “Offering Memorandum Summary—Our Company” in the preliminary offering memorandum.

99.3*	Information contained under the caption “Offering Memorandum Summary—Exxon Acquisition” in the preliminary offering memorandum.

99.4*	Information contained under the caption “Offering Memorandum Summary—Recent Developments” in the preliminary offering memorandum.

99.5*	Information contained under the caption “Offering Memorandum Summary—Our Summary Historical Consolidated Financial Data” in the preliminary offering memorandum.

99.6*	Information contained under the caption “Offering Memorandum Summary—Exxon Properties Unaudited Summary Historical Consolidated Financial Data” in the preliminary offering memorandum.

99.7*	Information contained under the caption “Offering Memorandum Summary—Exxon Properties Summary Reserve and Historical Operating Data” in the preliminary offering memorandum.

99.8*	Information contained under the caption “Risk Factors” in the preliminary offering memorandum.

99.9*	Information contained under the caption “Our Properties” in the preliminary offering memorandum.

* Furnished pursuant to Regulation FD